Summary of Significant Accounting Policies (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Summary of Significant Accounting Policies (Textual)
Net cash outflow from continuing operations	$ 11,078
Provision for doubtful debt	20,523
Net loss from continuing operations	2,581	$ (12,633)	$ (8,998)
Cash and cash equivalents	1,931	13,009	3,196
Inventories provision	1,782	918
Deferred cost of revenues	6,931	3,149
Deferred cost	4,857
Advertising expenditures included in sales and marketing expenses	$ 29	20	17
Lease term, description	a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property’s estimated remaining economic life, or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date.
Forecasted cash flow analysis, description	Management took into account subsequent events as disclosed in Note 1-(c) and Note 23 including non-refundable cash consideration of US$ 6,070 received to date for the disposal of Yuantel, net cash consideration of US$9,464 received for the sale of the Company's common shares to Chongqing City Youtong Equity Investment Fund ("Chongqing Youtong"), new debt financing of US$ 9,500 from Partners For Growth V, L.P. ("PFG5"), waivers received from lenders for the breach of financial covenants by the Company on certain outstanding borrowings together with the renegotiation of new financial covenants.
Share-based compensation, percentage	70.00%
Impairment loss	$ 13,000		$ 1
Group [Member]
Summary of Significant Accounting Policies (Textual)
Net cash outflow from continuing operations	11,078
Net loss from continuing operations	$ 59,058